June 9, 2017
By E-Mail

KKR Classic Investors L.P.
c/o KKR Credit Advisors (US) LLC
555 California Street, 50th Floor
San Francisco, CA 94104
Attention: General Counsel
Facsimile (415) 391-3077
Email: kkrcreditlegal@kkr.com

RE: NOTICE OF TERMINATION OF INVESTMENT AGREEMENT
Ladies and Gentlemen:

Reference is hereby made to the Investment Agreement, dated as of May 8, 2017, by and among Pandora Media, Inc. (the “Company”), KKR Classic Investors L.P. (previously known as KKR Classic Investors LLC) (“KKR”), and the other parties that become Purchasers thereunder (as amended by that certain First Amendment dated as of June 8, 2017, the “Investment Agreement”). Capitalized terms used but not defined in this letter shall have the meanings given them in the Investment Agreement.

In accordance with Section 7.01(f) of the Investment Agreement, the Company hereby notifies the Purchasers of the Company’s intent to terminate the Investment Agreement in connection with the Company’s determination to accept a minority investment from a strategic party. The Company will pay to KKR or its designees the fee of $22,500,000 by the close of business today, in accordance with wire instructions to be provided by KKR. Upon delivery of this letter, the Investment Agreement is hereby terminated and, subject to Section 7.02 of the Investment Agreement, shall be of no further force and effect.
[Signature Pages Follows]

Very truly yours,

PANDORA MEDIA, INC.
By:	/s/ Stephen Bené
Name: Title:	Stephen Bené General Counsel and Corporate Secretary

[Notice to Terminate Investment Agreement]

cc:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 06902
Attention: Monica K. Thurmond, Esq.
Facsimile: (212) 492-0055
Email: mthurmond@paulweiss.com

Sidley Austin LLP
1001 Page Mill Road
Building 1
Palo Alto, California 94304
Attention: Martin Wellington, Esq.
Facsimile: (650) 565-7100
Email: mwellington@sidley.com

Sidley Austin LLP
1999 Avenue of the Stars
17th Floor
Los Angeles, California 90067
Attention: Stephen Blevit, Esq.
Facsimile: (310) 595-9501
Email: sblevit@sidley.com

[Notice to Terminate Investment Agreement]